LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Schedule of Investments
September 30, 2020 (unaudited)
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.65%
Equity Funds–94.99%
✠Fidelity® --
VIP Contrafund® Portfolio	7,061,911	$315,667,421
VIP Equity-Income Portfolio	6,139,215	128,555,170
		444,222,591
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.66%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 0.02%)	21,813,493	$ 21,813,493
		21,813,493
Total Investment Companies (Cost $357,198,011)		466,036,084

TOTAL INVESTMENTS–99.65% (Cost $357,198,011)	466,036,084
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.35%	1,618,056
NET ASSETS APPLICABLE TO 33,634,925 SHARES OUTSTANDING–100.00%	$467,654,140

✠ Initial Class.

The following futures contracts were outstanding at September 30, 2020:
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[1]	Value/ Unrealized Depreciation[1]
Currency Contracts:
1	British Pound	$80,650	$80,807	12/14/20	$—	$(157)
1	Euro	146,693	146,741	12/14/20	—	(48)
1	Japanese Yen	118,594	118,509	12/14/20	85	—
					85	(205)
Equity Contracts:
7	E-mini MSCI Emerging Markets Index	380,975	381,093	12/18/20	—	(118)
127	E-mini S&P 500 Index	21,285,200	21,521,908	12/18/20	—	(236,708)
4	Euro STOXX 50 Index	149,792	150,501	12/18/20	—	(709)
1	FTSE 100 Index	75,376	75,706	12/18/20	—	(330)
					—	(237,865)
Total Futures Contracts					$85	$(238,070)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through September 30, 2020.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–1

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes
September 30, 2020 (unaudited)
1. Significant Accounting Policies
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”)–LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund (the “Fund”) is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation –The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio (collectively, the “Underlying Funds”). The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Financial statements for the Underlying Funds can be found at www.sec.gov.
 Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
2. Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of September 30, 2020:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$466,036,084	$—	$—	$466,036,084
Derivatives:
Assets:
Futures Contract	$85	$—	$—	$85
Liabilities:
Futures Contracts	$(238,070)	$—	$—	$(238,070)
There were no Level 3 investments at the beginning or end of the period.
3. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. As of December 31, 2018, the Trust had early adopted the removal of applicable disclosures. The ASU was fully adopted in the current period and the implementation of the ASU did not have an impact on the Fund's financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–2